Exhibit 10.1

EXECUTION VERSION

NINTH AMENDMENT

NINTH AMENDMENT, dated as of August 22, 2013 (this “Amendment”), by and among HUNTSMAN INTERNATIONAL LLC, a Delaware limited liability company (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and CITIBANK, N.A. (in such capacity, the “2013-1 Additional Term Loan Lender”).

RECITALS:

WHEREAS, the Borrower, the lenders from time to time party thereto, the agents from time to time party thereto and the Administrative Agent have heretofore entered into that certain credit agreement dated as of August 16, 2005 (as heretofore amended, restated, supplemented or otherwise modified by the Consent and First Amendment to Credit Agreement dated as of December 12, 2005, the Consent and Second Amendment to Credit Agreement and Amendment to Security Documents dated as of June 30, 2006, the Third Amendment to Credit Agreement dated as of April 19, 2007, the Fourth Amendment to Credit Agreement dated as of June 22, 2009, the Fifth Amendment to Credit Agreement dated as of March 9, 2010, the Sixth Amendment to Credit Agreement dated as of March 7, 2011, the Seventh Amendment to Credit Agreement dated as of March 6, 2012, and the Eighth Amendment to Credit Agreement dated as of March 11, 2013, and as may be further amended, supplemented or otherwise modified in accordance with its terms, the “Credit Agreement”) (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement).

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting Additional Term Loans pursuant to Section 2.1(a)(ii)(A) of the Credit Agreement;

WHEREAS, pursuant to Section 2.1(a)(ii)(B) of the Credit Agreement, (i) the Borrower may obtain Additional Term Loans by, among other things, entering into one or more amendments with lenders providing such Additional Term Loans to set forth the terms and conditions of such Additional Term Loans not covered by the Credit Agreement and (ii) no consent of any Lender (other than any lender making such Additional Term Loans) is required to permit the borrowing of such Additional Term Loans or to effectuate such amendment;

WHEREAS, the Borrower has requested that the 2013-1 Additional Term Loan Lender make Additional Term Loans in an aggregate principal amount equal to $100,000,000 (the Additional Term Loans made in such principal amount on the Ninth Amendment Effective Date (as defined below), the “2013-1 Additional Term Loans”);

WHEREAS, the 2013-1 Additional Term Loan Lender has indicated its willingness to lend the 2013-1 Additional Term Loans on the terms and subject to the conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      Making of the 2013-1 Additional Term Loans. Subject to the terms and conditions set forth herein, the 2013-1 Additional Term Loan Lender agrees to make the 2013-1 Additional Term Loans to the Borrower on the Ninth Amendment Effective Date.

2.                                      Terms of 2013-1 Additional Term Loans and Amendments to the Credit Agreement.  Except for the reference to “Extended Term B Dollar Loans” and “Extended Term B Dollar Lenders” in the second sentence of Section 2.1(a)(i) of the Credit Agreement and the definition of “Scheduled Extended Term B Dollar Repayments”, the 2013-1 Additional Term Loans shall have terms identical to the Extended Term B Dollar Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights of the Extended Term B Dollar Lenders, of the Credit Agreement and the other Loan Documents, each reference to a “Term B Dollar Loan” or “Extended Term B Dollar Loan” or “Extended Term B Dollar Loans” in the Loan Documents shall be deemed to include the 2013-1 Additional Term Loans and each reference to “Extended Term B Dollar Lender” or in the Loan Documents shall be deemed to include the 2013-1 Additional Term Loan Lender, and the definitions of the terms “Extended Term B Dollar Loan” and “Extended Term B Dollar Lender” shall be deemed modified to include the 2013-1 Additional Term Loans and 2013-1 Additional Term Loan Lender, respectively.  Furthermore, it is understood and agreed that, notwithstanding the definition of  “Scheduled 2013-1 Additional Term Loan Repayments” (as defined in the Credit Agreement after giving effect to this Amendment), the Scheduled 2013-1 Additional Term Loan Repayments shall be made at each time the Scheduled Extended Term B Dollar Repayments are made, and the Scheduled 2013-1 Additional Term Loan Repayments shall be deemed Scheduled Extended Term B Dollar Repayments for all purposes of the Loan Documents and be treated ratably with the Scheduled Extended Term B Dollar Repayments for all purposes of the Credit Agreement.

(b)                                 The following definition shall be added to Section 1.01 of the Credit Agreement, and Scheduled 2013-1 Additional Term Loan Repayments shall be deemed Scheduled Term Repayments for all purposes of the Loan Documents:

“Scheduled 2013-1 Additional Term Loan Repayments” means, with respect to the principal payments on the 2013-1 Additional Term Loans for each date set forth below, the principal payment on the 2013-1 Additional Term Loans set forth opposite such date:

Scheduled 2013-1 Additional Term Loan Repayments

Date	Principal Payment

March 31, 2014	1% of the principal amount of 2013-1 Additional Term Loans funded on the Ninth Amendment Effective Date

March 31, 2015	1% of the principal amount of 2013-1 Additional Term Loans funded on the Ninth Amendment Effective Date

Date	Principal Payment

March 31, 2016	1% of the principal amount of 2013-1 Additional Term Loans funded on the Ninth Amendment Effective Date

Extended Term B Loan Maturity Date	100% of the aggregate principal amount of the 2013-1 Additional Term Loans

(c)                                  Section 1.1 of the Credit Agreement shall be amended by adding the following definition:

“2013-1 Additional Term Loans” shall have the meaning assigned to such term in the Ninth Amendment.

“Ninth Amendment” means the Ninth Amendment dated August 22, 2013 among the Borrower, the Administrative Agent and Citibank, N.A., in its capacity as the 2013-1 Additional Term Loan Lender.

“Ninth Amendment Effective Date” has the meaning assigned thereto in the Ninth Amendment.

3.                                      Conditions to Effectiveness.  This Amendment shall become effective, and the 2013-1 Additional Term Loans shall be made, on the date that the following conditions shall have been satisfied (the “Ninth Amendment Effective Date”):

(i)                                     Amendment Signatures. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower, the Administrative Agent and the 2013-1 Additional Term Loan Lender and (ii) the Consent and Reaffirmation, in the form attached hereto as Exhibit A duly executed and delivered by the Borrower and each of the Subsidiary Guarantors.

(ii)                                  Fees and Expenses. The Borrower shall have paid, to the extent invoiced (x) the reasonable costs and expenses of the Administrative Agent and the 2013-1 Additional Term Loan Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and (y) any fees payable to the 2013-1 Additional Term Loan Lender or any of its Affiliates in connection with the transactions contemplated by this Amendment.

(iii)                               Notes.  The Borrower shall have duly executed and delivered to the Administrative Agent notes in the form of Exhibit 2.2(a)(4) to the Credit Agreement, payable to the 2013-1 Additional Term Loan Lender if it has requested a note in the amount of its 2013-1 Additional Term Loans after giving effect to this Amendment, all of which shall be in full force and effect.

(iv)                              Opinion of Counsel.  The Administrative Agent shall have received from Latham & Watkins LLP, special counsel to the Borrower, an opinion in the form attached hereto as Exhibit B, addressed to the Administrative Agent and each of the Lenders and dated the Ninth Amendment Effective Date.

(v)                                 Secretary’s Certificate, Etc.  The Administrative Agent shall have received (i) a certificate as to the good standing of the Borrower and each Subsidiary Guarantor as of a recent date, from the Secretary of State of its state of organization; (ii) a certificate of the secretary or assistant secretary of the Borrower and each Subsidiary Guarantor dated on or about the Ninth Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of (1) the by-laws (or equivalent thereof) and (2) the certificate or articles of incorporation, certified as of a recent date by the Secretary of State of the applicable state of organization, in each case of the Borrower or such Subsidiary Guarantor as in effect on the Ninth Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or, if such by-laws (or equivalent thereof) or certificate or articles of incorporation have not been amended or modified since the most recent delivery thereof to the Administrative Agent, certifying that no such amendment or modification has occurred), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent thereof) of the Borrower or such Subsidiary Guarantor authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Amendment or the Consent and Reaffirmation Agreement on behalf of the Borrower or such Subsidiary Guarantor; (iii) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate pursuant to clause (ii) above.

(vi)                              Officer’s Certificate.  The Administrative Agent shall have received a certificate, dated the Ninth Amendment Effective Date and signed by a Responsible Officer on behalf of the Borrower, confirming that (i) the Borrower has complied with the requirements of Section 7.11(b) of the Credit Agreement with respect to all Subsidiaries formed or acquired on or after the Eighth Amendment Effective Date and (ii) the representations and warranties contained in Section 5 hereof are true and correct as of the Ninth Amendment Effective Date.

(vii)                           Compliance Certificate.  The Borrower shall have delivered to Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding the incurrence of the 2013-1 Additional Term Loans (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1 of the Credit Agreement) giving pro forma effect to such incurrence and evidencing compliance with the covenant set forth in Article IX of the Credit Agreement.

(viii)                        Flood Determinations. The Administrative Agent shall have received with respect to each Mortgaged Property (i) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Credit Party relating thereto) and (ii) a copy of, or a certificate as to coverage under, the insurance policies required by Section 7.8 of the Credit Agreement and the applicable provisions of the Security Documents, endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payee or mortgagee endorsement and naming the Collateral Agent on behalf of the Secured Parties as mortgagee, loss payee or additional insured (as applicable) and otherwise in form and substance satisfactory to the Administrative Agent.

(ix)                              Notice of Borrowing. The Borrower shall have delivered to the Administrative Agent a Notice of Borrowing with respect to the 2013-1 Additional Term Loans in accordance with the requirements of Section 2.5 of the Credit Agreement or otherwise satisfactory to the Administrative Agent.

4.                                      Post-Effective Date Requirements.

(a)                                 Within 60 days after the Ninth Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent:

(i)                                     Mortgage amendments reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”), each in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Mortgaged Property located in Alabama and Florida, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable unless Administrative Agent is satisfied in its reasonable discretion (based on advice reasonably satisfactory to the Administrative Agent of local counsel in the state in which the applicable Mortgaged Property is located) that Mortgage Amendments are not required in order to secure the Borrower’s Obligations as modified hereby.

(ii)                                  To the extent reasonably requested by Administrative Agent, title searches with respect to each Mortgaged Property and, in connection with any Mortgage Amendment delivered pursuant to clause (i) above and to the extent available at commercially reasonable rates in the jurisdiction in which the applicable Mortgaged Property is located, date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable title insurance policy, each in form and substance reasonably satisfactory to Administrative Agent.

(iii)                               Advice of local counsel to the Borrower with respect to each Mortgage Amendment, in form (which may be by email) and substance reasonably satisfactory to the Administrative Agent.

(iv)                              Evidence that the reasonable fees, costs and expenses have been paid, to the extent invoiced, in connection with the preparation, execution, filing and recordation of the items delivered pursuant to this paragraph (a), including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection herewith.

(b)                                 Within 30 days after the Ninth Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent an opinion of Dickinson Dees LLP, special United Kingdom counsel to the Borrower, or another firm reasonably acceptable to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and each of the Lenders and dated as of the date of delivery thereof.

5.                                      Representations and Warranties.  On and as of the Ninth Amendment Effective Date, before and after giving effect to the incurrence of the 2013-1 Additional Term Loans, the Borrower hereby represents and warrants to each Lender as follows:

(i)                                     this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, and the Credit Agreement after giving effect to this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms (in each case, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law));

(ii)                                  each of the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the Ninth Amendment Effective Date, as though made on and as of such time, except to the extent such representations and warranties are expressly made as of a specific date, in which event such representations and warranties are true and correct as of such specified date;

(iii)                               no Event of Default or Unmatured Event of Default has occurred and is continuing; and

(iv)                              the 2013-1 Additional Term Loans are not prohibited by the terms of any Public Note Document.

6.                                      References to and Effect on the Credit Agreement.

(a)                                 On and after the Ninth Amendment Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein,” or words of like import in respect of the Credit Agreement, as the case may be, in the Loan Documents and all other documents (the “Ancillary Documents”) delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as hereby amended.

(b)                                 Except as specifically amended above, the Credit Agreement, and the other Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

7.                                      Use of Proceeds.  The Borrower covenants and agrees that it will use the proceeds of the 2013-1 Additional Term Loans as permitted under Section 2.1(a)(ii)(A) of the Credit Agreement.

8.                                      Miscellaneous.

(a)                                 Execution in Counterparts.  This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.  Delivery of an executed signature page to this Amendment by telecopy or electronic (pdf) transmission shall be deemed to constitute delivery of an originally executed signature page hereto.

(b)                                 Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE.

(c)                                  Headings.  Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

(d)                                 Integration.  This Amendment, the other agreements and documents executed and delivered pursuant to this Amendment and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e)                                  Loan Document.  This Amendment is an amendment contemplated by Section 2.01(a)(ii)(B) of the Credit Agreement and shall constitute a Loan Document.

(f)                                   Binding Effect.  This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower and the Administrative Agent and the Lenders and their respective successors and assigns.  Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(g)                                  Consent to Jurisdiction; Waiver of Jury Trial.

(i)                                     Each party hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or New York State court sitting in the City of New York in any action or proceeding arising out of or relating to this Amendment, and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in any such United States federal or New York State court and the Borrower and each Lender irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(ii)                                  Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

HUNTSMAN INTERNATIONAL LLC

By:
Name:
Title:

SIGNATURE PAGE TO

HUNTSMAN INTERNATIONAL LLC AMENDMENT NO. 9

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

CITIBANK, N.A.,
as 2013-1 Additional Term Loan Lender

By:
Name:
Title:

SIGNATURE PAGE TO
HUNTSMAN INTERNATIONAL LLC AMENDMENT NO. 9

EXHIBIT A

CONSENT AND REAFFIRMATION

August 22, 2013

Reference is made to (i) the Credit Agreement dated as of August 16, 2005 (as heretofore amended, supplemented and modified by the Consent and First Amendment to Credit Agreement dated as of December 12, 2005, the Consent and Second Amendment to Credit Agreement and Amendment to Security Documents dated as of June 30, 2006, the Third Amendment to Credit Agreement dated as of April 19, 2007, the Fourth Amendment to Credit Agreement dated as of June 22, 2009, the Fifth Amendment to Credit Agreement dated as of March 9, 2010, the Sixth Amendment to Credit Agreement dated as of March 7, 2011, the Seventh Amendment to Credit Agreement dated as of March 6, 2012, and the Eight Amendment to Credit Agreement dated as of March 11, 2013, the “Credit Agreement”), by and among Huntsman International LLC, a Delaware limited liability company (the “Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent, the Agents party thereto and the Lenders party thereto and (ii) the Ninth Amendment to Credit Agreement (the “Ninth Amendment”) dated as of even date herewith, among the Borrower, the Lenders party thereto and the Administrative Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as amended by the Ninth Amendment, the “Amended Credit Agreement”) are used herein as therein defined.

1.             Each of the undersigned hereby (a) acknowledges receipt of a copy of the Ninth Amendment, (b) consents to and approves the execution, delivery and performance of the Ninth Amendment and the performance of the Credit Agreement as amended by the Ninth Amendment.

2.             After giving effect to the Ninth Amendment, incurrence of the Additional Term Loan thereunder and the amendments and modifications to the Loan Documents (including, without limitation, waivers of provisions of any Loan Documents) effectuated by the Ninth Amendment (collectively, the “Modifications”), each of the undersigned ratifies, reaffirms and agrees to perform all of its obligations under each Loan Document to which it is a party (whether as original signatory thereto, by supplement thereto, by operation of law or otherwise), and agrees that all such obligations remain in full force and effect including, without limitation, all of its obligations under each of the following Loan Documents to which it is a party:

(a)           the Amended Credit Agreement;

(b)           each Note;

(c)           each Security Document, including without limitation:  (i) the Collateral Security Agreement dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement No. 1 to Collateral Security Agreement dated as of December 20, 2005, Supplement No. 2 to Collateral Security Agreement dated as of December 22, 2010 and Supplement No. 3 to Collateral Security Agreement dated as of December 20, 2012), (ii) the Pledge Agreement dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement No. 1 to Pledge Agreement dated as of December 20, 2005, Supplement No. 2 to Pledge Agreement dated as of December 22, 2010 and Supplement No. 3 to Pledge Agreement dated as of December 20, 2012), (iii) the UK Pledge Agreements, (iv) the UK Debenture, and (v) the Mortgages; and

(d)           each Guaranty, including, without limitation, the Subsidiary Guaranty dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement No. 1 to Subsidiary Guaranty dated as of December 20, 2005, Supplement No. 2 to Subsidiary Guaranty dated as of December  20, 2005, Supplement No. 3 to Subsidiary Guaranty dated as of December 20, 2005, Supplement No. 4 to Subsidiary Guaranty dated as of December 22, 2010 and Supplement No. 5 to Subsidiary Guaranty dated as of December 20, 2012).

3.             After giving effect to the Ninth Amendment and the Modifications effectuated thereby, each of the undersigned, with respect to each Security Document to which it is a party (a) reaffirms and ratifies the Liens granted by the undersigned under such Security Document and (b) confirms and acknowledges that the Liens granted by the undersigned under such Security Document remain in full force and effect.

4.             After giving effect to the Ninth Amendment and the Modifications effectuated thereby, each of the undersigned agrees that, from and after the Ninth Amendment Effective Date, each reference to “the Credit Agreement” in the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement.

5.             Each of the undersigned agrees that this Consent and Reaffirmation is made for the benefit of the Administrative Agent, the Lenders from time to time party to the Credit Agreement and the other persons secured by any of the Security Documents (whether defined in such Security Documents as “Secured Parties” or otherwise).

6.             EACH OF THE UNDERSIGNED AGREES THAT THIS CONSENT AND REAFFIRMATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

A-2

IN WITNESS WHEREOF, the undersigned has caused this Consent and Reaffirmation to be duly executed and delivered as of the      th day of          , 2013.

HUNTSMAN INTERNATIONAL LLC

By:
Name:
Title:

EXECUTED as a deed by
TIOXIDE AMERICAS LLC

By:
Name:
Title:

Witnessed by:

Executed and delivered as a deed on behalf of TIOXIDE GROUP acting by:

Name:
Title:

Name:
Title:

SIGNATURE PAGE TO
HUNTSMAN INTERNATIONAL LLC AMENDMENT NO. 9

CONSENT AND REAFFIRMATION

AIRSTAR CORPORATION
HUNTSMAN ADVANCED MATERIALS AMERICAS LLC
HUNTSMAN ADVANCED MATERIALS LLC
HUNTSMAN AUSTRALIA HOLDINGS LLC
HUNTSMAN AUSTRALIA LLC
HUNTSMAN CHEMICAL PURCHASING LLC
HUNTSMAN ENTERPRISES LLC
HUNTSMAN ETHYLENEAMINES LLC
HUNTSMAN FUELS LLC
HUNTSMAN INTERNATIONAL FINANCIAL LLC
HUNTSMAN INTERNATIONAL FUELS LLC
HUNTSMAN INTERNATIONAL TRADING CORPORATION
HUNTSMAN MA INVESTMENT CORPORATION
HUNTSMAN MA SERVICES CORPORATION
HUNTSMAN PETROCHEMICAL LLC
HUNTSMAN PETROCHEMICAL PURCHASING LLC
HUNTSMAN PROCUREMENT LLC
HUNTSMAN PROPYLENE OXIDE LLC
HUNTSMAN PURCHASING, LTD.
By:	Huntsman Procurement LLC, its General Partner
HUNTSMAN SURFACTANTS TECHNOLOGY CORPORATION
POLYMER MATERIALS INC.
TIOXIDE AMERICAS (HOLDINGS) LLC

By:
Name:
Title:

SIGNATURE PAGE TO
HUNTSMAN INTERNATIONAL LLC AMENDMENT NO. 9

CONSENT AND REAFFIRMATION

EXHIBIT B

[See Attached]